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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
WATSON PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 1, 2005

To Our Stockholders:

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Watson Pharmaceuticals, Inc. The meeting will be held at the Westin South Coast Plaza Hotel located at 686 Anton Boulevard, Costa Mesa, California on Friday, May 13, 2005 at 9:00 a.m. local time.

        The Secretary's Notice of Meeting and the Proxy Statement, which follow, describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the company.

        We appreciate your continued interest and support as a Watson Pharmaceuticals, Inc. stockholder. We hope that you will be able to attend the meeting in person and we look forward to seeing you. For your convenience, we are also offering a webcast of the meeting. The webcast will be available by accessing www.watsonpharm.com shortly before the meeting time. You may also listen to a replay of the webcast on our website beginning May 14, 2005.

        Whether or not you plan to attend the annual meeting, please vote your shares: (i) by calling the toll-free telephone number on your proxy card, (ii) via the Internet, by following the instructions on your proxy card, or (iii) by marking, dating and signing the enclosed proxy card and returning it in the accompanying postage paid envelope as quickly as possible, even if you plan to attend the meeting. Stockholders of record may revoke their proxy and vote in person at the annual meeting.

Sincerely,

Allen Chao, Ph.D. Chairman of the Board, President and Chief Executive Officer

WATSON PHARMACEUTICALS, INC.

311 Bonnie Circle
Corona, California 92880

2005 ANNUAL MEETING OF STOCKHOLDERS

MAY 13, 2005

Notice of Annual Stockholders' Meeting:

        You are hereby notified that the 2005 Annual Meeting of Stockholders (the "Meeting") of Watson Pharmaceuticals, Inc. (the "Company") will be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on Friday, May 13, 2005, for the following purposes:

  1.
  To elect three (3) directors to hold office until the 2008 Annual Meeting or until their respective successors are duly elected and qualified.

  2.
  To approve the Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2005.

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 21, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on March 21, 2005 will be entitled to notice of and to vote at the Meeting or any adjourned meeting thereof. Your attention is directed to the attached Proxy Statement for more complete information regarding the matters to be acted upon at the Meeting.

        Whether or not you plan to attend the annual meeting, please vote your shares: (i) by calling the toll-free telephone number on your proxy card, (ii) via the Internet, by following the instructions on your proxy card, or (iii) by marking, dating and signing the enclosed proxy card and returning it in the accompanying postage paid envelope as quickly as possible, even if you plan to attend the meeting. Stockholders of record may revoke their proxy and vote in person at the annual meeting.

By Order of the Board of Directors

David A. Buchen, Secretary
Corona, California April 1, 2005

TABLE OF CONTENTS

VOTING RIGHTS AND SOLICITATION OF PROXIES	1
PROPOSAL NO. 1—ELECTION OF DIRECTORS	2
Board Independence	5
Executive Sessions	5
Communications with the Board of Directors	6
Director Nomination Process	6
Board Meetings	7
Committee Meetings	7
Corporate Governance	8
DIRECTORS' COMPENSATION	9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
BENEFICIAL OWNERSHIP OF STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS	9
EXECUTIVE COMPENSATION	12
Employment Agreements	13
Options	14
Option Exercises and Fiscal Year-End Values	15
PROPOSAL NO. 2—AMENDMENT AND RESTATEMENT OF THE 2001 INCENTIVE AWARD PLAN	16
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	26
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	26
STOCK PRICE PERFORMANCE GRAPH	30
PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	31
AUDIT FEES	31
REPORT OF THE AUDIT COMMITTEE	32
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	34
STOCKHOLDERS' PROPOSALS FOR THE 2006 ANNUAL MEETING	35
OTHER BUSINESS	35
APPENDIX A—Watson Pharmaceuticals, Inc. Director Independence Standards	A-1
APPENDIX B—Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.	B-1

i

WATSON PHARMACEUTICALS, INC.
311 Bonnie Circle
Corona, California 92880
2005 ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2005

PROXY STATEMENT

General

        This Proxy Statement and the accompanying proxy are furnished to stockholders of Watson Pharmaceuticals, Inc. ("Watson" or the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2005 Annual Meeting of Stockholders (the "Meeting") to be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time on May 13, 2005 for the purposes set forth in the accompanying Notice of Annual Stockholders' Meeting. This Proxy Statement, the enclosed form of proxy, and the Company's 2004 Annual Report to Stockholders are being mailed to stockholders on or about April 4, 2005.

        Stockholders of record at the close of business on March 21, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 110,133,372 shares of the Company's common stock, par value $.0033 per share (the "Common Stock"). In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company, who will receive no additional consideration for such services. Brokers, custodians, nominees and other stockholders of record will forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the stockholders of record, will reimburse brokers, custodians and nominees for their reasonable expenses.

        Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of Common Stock outstanding and entitled to vote at a meeting of stockholders is necessary in order to constitute a quorum for the conduct of business at the Meeting. If a proxy is received but marked abstention or if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not been instructed on how to vote (i.e. "broker non-votes"), those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum.

        A properly executed proxy will be voted in the manner directed by the stockholder submitting the proxy. If no direction is made, such proxy will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth therein as directors of the Company, FOR the approval of the amendment and restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor. A stockholder of record may revoke his or her proxy in one of three ways at any time before the proxy is voted at the Meeting. First, the stockholder may send a notice in writing to the Secretary of the

Company revoking the proxy. Second, the stockholder may attend the Meeting in person and vote. Third, the stockholder may execute a proxy with a later date and deliver it to the Secretary of the Company before the voting at the Meeting.

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. However, if other proper matters are presented at the Meeting, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

        If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. The Internet and telephone voting facilities will close at 6:00 a.m. PDT on May 13, 2005. Stockholders who vote through the Internet or telephone should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder. Stockholders who vote by Internet or telephone need not return a proxy card by mail. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy in the self-addressed postage paid envelope provided. In addition, persons who hold their shares through a bank or brokerage firm may revoke their proxy and/or attend the meeting in person and vote by following the requirements of their bank or broker.

        In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called "householding." Under this practice, stockholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder and prefer to receive separate copies of our proxy materials, please mail your request to Watson Pharmaceuticals, Inc., Investor Relations, 311 Bonnie Circle, Corona, California 92880.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Company's Articles of Incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at the Company's annual meeting of stockholders. At the Meeting, three directors, who will comprise the Class I directors, are to be elected to serve until the 2008 annual meeting or until their successors are duly elected and qualified. Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions will not affect the outcome of the election of directors. In addition, the election of directors is a matter on which a broker or other nominee has discretionary voting authority, and thus broker non-votes will not result from this proposal. Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated the following three current directors of the Company for election as Class I directors: Michael J. Fedida, Albert F. Hummel and Catherine Klema. Messrs. Fedida and Hummel were elected by the stockholders to their present term. Ms. Klema was appointed in March 2004 to fill a vacancy on the Board and was recommended to the Nominating and Corporate Governance Committee by Andrew Turner, Chairman of the Nominating and Corporate Governance Committee. The Class II directors, Ronald R. Taylor, Andrew L. Turner and Jack Michelson are scheduled to serve as directors until the 2006 Annual Meeting. The Class III directors: Allen Chao, Ph.D., Michel J. Feldman and Fred G. Weiss are scheduled to serve as directors until the 2007 Annual Meeting. There are no vacant positions on the Board of Directors.

        Information about the nominees for director and our directors, whose term of office will continue after the Meeting, is set forth in the following paragraphs and is based on information provided to the Company as of March 21, 2005.

Nominees for Election at the Meeting:

Michael J. Fedida	Director since 1995

Michael J. Fedida, age 57, a registered pharmacist, has served for the past fifteen years as an officer and director of several retail pharmacies wholly or partially owned by him, including J&J Saint Michael's Pharmacy from 2005 to present; J&J Pharmacy and Classic Pharmacy from 1987 to present; Perfect Pharmacy from 1980 to 2000; and Phoster Pharmacy from 1985 to 2000. Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. ("Circa"), from 1988 to 1995, at which time Circa was acquired by the Company. Mr. Fedida has been a Director of Bradley Pharmaceuticals, Inc., a specialty pharmaceutical company, since April 2004.
Albert F. Hummel	Director since 1986

Albert F. Hummel, age 60, has been a director of the Company since March 1986, except for a period from July 1991 to October 1991. Mr. Hummel has served as a partner in Affordable Residential Communities, a property management firm, since January 1994. Additionally, Mr. Hummel has been President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company, since July 1998.
Catherine M. Klema	Director since 2004

Catherine M. Klema, age 46, has been a director of the Company since March 2004. Ms. Klema is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Ms. Klema served as Managing Director, Healthcare Investment Banking at SG Cowen Securities from 1997 to 2001. While at SG Cowen, Ms. Klema had advised the Company on investment banking matters. Ms. Klema also served as Managing Director, Healthcare Investment Banking at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994. Ms. Klema has been a Director of Pharmaceutical Product Development, Inc., a biotechnology development services company, since 2000.

        The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

        The Board of Directors Recommends a Vote FOR the Election of All Nominees.

Directors Whose Terms Expire In 2006:

Jack Michelson	Director since 2002

Jack Michelson, age 70, has been a director of the Company since February 11, 2002 and was a consultant to the Company from February 2001 to June 2003. Mr. Michelson served as an officer of G.D. Searle & Co., a pharmaceutical company, for twenty-four years, of which Mr. Michelson was Corporate Vice President and President, Technical Operations from 1993 to 2001; Senior Vice President of Technical Operations from 1981 to 1993; and Vice President of Production and Engineering from 1977 to 1981.
Ronald R. Taylor	Director since 1994

Ronald R. Taylor, age 57, has been President of Tamarack Bay, LLC, a private consulting firm, since 2001. Mr. Taylor has been a director of Westcoast Hospitality Corporation, a hotel operating company, since 1998 and a director of ResMed Inc., a medical device manufacturer, since 2005. Mr. Taylor was a limited partner of Enterprise Partners Venture Capital ("Enterprise Capital"), a venture capital firm, from April 2001 until September 2002, and was formerly a general partner of Enterprise Capital from April 1998 to March 2001. Mr. Taylor is a limited partner of several Enterprise Partners funds. Mr. Taylor was also a consultant to Cardinal Health, Inc., a provider of healthcare products and services, from May 1996 to May 2002.
Andrew L. Turner	Director since 1997

Andrew L. Turner, age 58, currently serves as Chairman of the Board of EnduraCare Therapy Management, Inc. (formerly known as EnduraCare, LLC), a provider of rehabilitation and therapy management services founded by Mr. Turner in 2000. Mr. Turner has also been a director of The Sports Club Company, Inc., an upscale workout company, since September 1994. From 1989 until August 2000, Mr. Turner served as Chairman of the Board and Chief Executive Officer of Sun Healthcare Group, Inc., a health care services provider.

Directors whose Terms Expire at the 2007 Meeting:

Allen Chao, Ph.D.	Director since 1985

Allen Chao, Ph.D., age 59, a co-founder of Watson, has been our Chief Executive Officer since 1985, Chairman since May 1996 and President since November 2004. Dr. Chao also served as our President from February 1998 to October 2002. Dr. Chao serves on the Board of Directors of Somerset Pharmaceuticals, Inc., a research and development pharmaceutical company, which is fifty percent owned by Watson. He also serves on the Board of Directors of Accuray, Inc., a developer of medical devices for the treatment of cancers.

Michel J. Feldman	Director since 1985

Michel J. Feldman, age 62, is a member of the law firm of Seyfarth Shaw LLP, where he has practiced since October 2003. Previously, Mr. Feldman was a member of the law firm of D'Ancona & Pflaum LLC, where he practiced from June 1991 to October 2003. Effective October 2003, Seyfarth Shaw LLP merged with D'Ancona & Pflaum LLC. From time to time, Seyfarth Shaw LLP provides legal services to the Company. Mr. Feldman also served as the Secretary of the Company from 1995 to 1998 and Acting Secretary and Interim General Counsel from May 2002 to November 2002.
Fred G. Weiss	Director since 2000

Fred G. Weiss, age 63, has been the managing director of FGW Associates, Inc., a consulting firm, since 1997. Mr. Weiss served as Vice President, Planning, Investment and Development of Warner-Lambert from 1983 to 1996 and prior to that served as Vice President and Treasurer of Warner-Lambert from 1979 to 1983, where he was involved in both strategic planning and corporate development. Mr. Weiss is also an Independent Chairman of the Board and Audit Committee of numerous Merrill Lynch-sponsored mutual funds. Mr. Weiss is also a director and Chairman of the Audit Committee of BTG International, plc, a London Stock Exchange traded company.

Board Independence

        On an annual basis the Board of Directors reviews the independence of all directors and affirmatively makes a determination as to the independence of each director. The Board of Directors has determined that a majority of its directors has no direct or indirect material relationship with the Company (other than as a director of the Company) and such directors are independent within the meaning of the independence standards promulgated by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Specifically, in January 2005, the Board determined, based on the NYSE standards for independence, that Michael Fedida, Albert Hummel, Catherine Klema, Jack Michelson, Ronald Taylor, Andrew Turner and Fred Weiss, or seven out of the nine directors, had no material relationship with the Company and are independent directors. In March 2005, the Board adopted categorical standards for determining director independence, and reconfirmed the independence of each such director under the categorical standards. Dr. Chao and Mr. Feldman were determined to be not independent. Dr. Chao was determined to be not independent, in part, because he is the Company's President and Chief Executive Officer and Dr. David Hsia, the Company's Senior Vice President, Scientific Affairs, is Dr. Chao's brother-in-law. Mr. Feldman served as the Company's interim general counsel from May 2002 through November 2002. Even though employment in an interim position does not disqualify a director from being considered independent following that employment under the standards, the Board has, nevertheless, designated Mr. Feldman as "not independent" as a matter of good corporate practice. A copy of the Company's Director Independence Standards is attached hereto as Appendix A.

Executive Sessions

        We schedule regular executive sessions in which non-management directors meet without management participation. The Chairman of the Nominating and Corporate Governance Committee presides at these meetings.

Communications with the Board of Directors

        Any stockholder wishing to contact the Board of Directors, the presiding director of the non-management director meetings, or any other individual director may do so in writing by sending a letter to:

    Chairman, Nominating and Corporate Governance Committee
    c/o Corporate Secretary
    Watson Pharmaceuticals, Inc.
    311 Bonnie Circle
    Corona, CA 92880

        Our Corporate Secretary reviews all such written correspondence and regularly forwards to the Board of Directors a summary of all correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or its committees, or that the Corporate Secretary otherwise determines requires Board attention.

Director Nomination Process

        The Nominating and Corporate Governance Committee considers director candidates from diverse sources, including suggestions from stockholders. The Nominating and Corporate Governance Committee looks for candidates who (a) bring not only direct experience, but also a variety of experience and background, both professionally and personally, (b) will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies, and (c) have a reputation for integrity and satisfy the independence requirements of the New York Stock Exchange and applicable law. The Nominating and Corporate Governance Committee's goal is to have a diverse, balanced and engaged board whose members possess the skills and background necessary to ensure that stockholder value is maximized in a manner consistent with all legal requirements and the highest ethical standards. The Nominating and Corporate Governance Committee's Charter and the Company's Corporate Governance Guidelines, which are published on our website at http://www.watsonpharm.com under the Investors section, set forth in further detail the criteria that guide the Committee in assessing potential candidates for the Board of Directors.

        The Nominating and Corporate Governance Committee initially evaluates a candidate for nomination to the Board based on information supplied by the party recommending the candidate and any additional public information that may be available. If the initial evaluation is favorable, the Nominating and Corporate Governance Committee gathers additional information on the candidate's qualifications, availability, probable level of interest and any potential conflicts of interest. If the subsequent evaluation is also favorable, the Nominating and Corporate Governance Committee contacts the candidate directly to better determine each party's level of interest in pursuing the candidacy and checks the candidate's references. If the candidate and the Nominating and Corporate Governance Committee establish a mutual interest in pursuing the candidacy, the Committee makes a final recommendation to the Board to nominate the candidate for election by the stockholders (or to select the candidate to fill a vacancy, as applicable). The Nominating and Corporate Governance Committee employs the same process for evaluating all candidates, including those properly submitted by stockholders.

        Stockholders wishing to nominate a director candidate may do so by sending the candidate's name, biographical information and qualifications, together with a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director, to the Chair of the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Watson Pharmaceuticals, Inc., 311 Bonnie Circle, Corona, California 92880. The submission of a recommendation by a stockholder in compliance with these procedures does not guarantee the selection of the stockholder's candidate or the inclusion of the candidate in the Company's proxy statement; however, the Nominating and Corporate Governance Committee will consider any such candidate in accordance with the procedures and guidelines as described above and as set forth in the Charter of our Nominating and Corporate Governance Committee and in our Corporate Governance Guidelines. From time to time, the Nominating and Corporate Governance Committee may engage a third party for a fee to assist in identifying potential director candidates.

Board Meetings

        The Board of Directors held fifteen meetings during the fiscal year ended December 31, 2004. Each director attended at least 75% of all Board of Directors and applicable Committee meetings. The Company does not have a policy with regard to board members' attendance at annual meetings. All members of the board attended the Company's 2004 Annual Meeting.

Committee Meetings

        The Board of Directors has created four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Regulatory Compliance Committee. The Board of Directors has adopted a charter for each of the four committees. The current Audit Committee charter, which was revised in March 2004, was included as an appendix to the Company's proxy statement sent to stockholders in connection with the annual meeting of stockholders held May 17, 2004. The charters for each committee and other materials related to corporate governance are available under the Investors section of our Web site at http://www.watsonpharm.com. A copy is also available to stockholders upon request sent to Investor Relations at Watson Pharmaceuticals, Inc., 311 Bonnie Circle, Corona, CA 92880.

  The Audit Committee

        The Company has an Audit Committee composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. Mr. Weiss serves as the Chairman of the Audit Committee. All of the members of the Audit Committee have been determined by the Board of Directors to be "independent" and meet the independence requirements of the NYSE listing standards and the rules and regulations of the SEC. At least one member must be an "audit committee financial expert" and have accounting or related financial management expertise as required by the SEC and the NYSE, respectively. The Board of Directors has determined that all of the current members of the Audit Committee satisfy the requirements of a "financial expert" within the meaning of the SEC rules, and have accounting or related financial management expertise required under the NYSE listing standards. The functions of the Audit Committee and its activities during fiscal 2004 are described below under the heading "Report of the Audit Committee." The Audit Committee is directly responsible for the engagement, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. During the fiscal year ended December 31, 2004, the Audit Committee met six times.

        The Board of Directors and Audit Committee will take appropriate action, including reviewing and reassessing the adequacy of the Audit Committee charter annually and periodically, as appropriate, and as conditions dictate.

  The Compensation Committee

        The Company has a Compensation Committee composed of Michael J. Fedida, Ronald R. Taylor and Fred G. Weiss. Mr. Taylor serves as the Chairman of the Compensation Committee. All of the members of the Compensation Committee have been determined by the Board of Directors to be

"independent" and meet the independence requirements of the NYSE listing standards. The primary purpose of the Compensation Committee is to review, approve and evaluate director and senior executive compensation plans, policies and programs for the Company. The Compensation Committee met seven times and executed one unanimous written consent in lieu of meetings during the fiscal year ended December 31, 2004.

  The Nominating and Corporate Governance Committee

        The Company has a Nominating and Corporate Governance Committee composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. Mr. Turner serves as the Chairman of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee have been determined by the Board of Directors to be "independent" and meet the independence requirements of the NYSE listing standards. The key functions of the Nominating and Corporate Governance Committee are to identify and present qualified candidates to the Board of Directors for election or reelection as directors of the Board and Board of Directors' committees, ensure that the size and composition of the Board of Directors, its committees, and the Company's Charter and Bylaws are structured in a way that best serves the Company's practices and objectives, develop and recommend to the Board of Directors a set of corporate governance guidelines and principles and periodically review and recommend changes to such guidelines and principles as deemed appropriate, and oversee the evaluation of the Board of Directors and senior management. The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2004.

  The Regulatory Compliance Committee

        The Company has a Regulatory Compliance Committee composed of Albert F. Hummel, Michel J. Feldman and Jack Michelson. Mr. Michelson serves as the Chairman of the Regulatory and Compliance Committee. The primary purpose of the Regulatory Compliance Committee is to assist the Board of Directors with the Board's oversight responsibilities regarding the Company's compliance with applicable legal and regulatory requirements related to product safety and quality and environmental, health and safety matters. The Regulatory Compliance Committee met three times during the fiscal year ended December 31, 2004.

Corporate Governance

        The Board of Directors of the Company has adopted Corporate Governance Guidelines. The guidelines address the make-up and functioning of the Board of Directors and its committees, which include determining director independence, criteria for Board membership, and authority to retain independent advisors.

        The Board of Directors has also adopted a Code of Conduct. The Code of Conduct applies to all of our Board members and all of our officers and employees. The code sets forth and summarizes certain policies of the Company related to legal compliance and ethical business practices. The code is intended to comply with the standards set forth in Section 303A.10 of the New York Stock Exchange's Listed Company Manual and SEC rules and regulations. Any amendments to, or waivers from, provisions of the Code of Conduct that apply to our directors or executive officers, including our Chief Executive Officer and Chief Financial Officer and persons performing similar functions, will be promptly posted on our Web site at http://www.watsonpharm.com.

        You can find links to the Corporate Governance Guidelines and the Code of Conduct and other materials under the Investors section of our Web site at http://www.watsonpharm.com. A copy is also available to stockholders upon request sent to Investor Relations at Watson Pharmaceuticals, Inc., 311 Bonnie Circle, Corona, CA 92880.

DIRECTORS' COMPENSATION

        All members of the Board of Directors who are not full-time employees of the Company received a director's fee of $40,000 for 2004. In addition, in 2004 directors were paid $1,500 for each Board of Directors' meeting personally attended and $500 for each meeting attended telephonically. Directors were also paid $1,000 for each Committee meeting personally attended and $500 for each Committee meeting attended telephonically. Additionally, the Chairman of each of the Compensation Committee, the Regulatory Compliance Committee and the Nominating and Corporate Governance Committee received an annual fee of $5,000. The Chairman of the Audit Committee received an annual fee of $8,000. All directors were reimbursed for expenses incurred in connection with attending Board of Directors and Committee meetings. Michel J. Feldman's law firm receives his director's fees.

        Following last year's annual stockholders' meeting of the Company, each non-employee director elected or re-elected at such meeting, received non-statutory options to purchase 10,000 shares of the Common Stock multiplied by the number of years for which such director was elected or re-elected (the "Grants"). The purchase price is equal to 100% of the fair market value of the Common Stock on the date of the option grant. The Grants become exercisable at a rate of 10,000 shares after the completion of each full year of the director's elected term. The following table sets forth the options granted under the Company's 2001 Incentive Award Plan, as amended (the "Incentive Award Plan"), to non-employee directors of the Company from January 1, 2004 to December 31, 2004:

Name	Number of Shares Underlying Options Granted		Exercise Price Per Share	Date of Grant
Catherine M. Klema	11,700	(1)	$44.1400	3/26/2004
Michel J. Feldman	30,000	(2)	$36.5700	5/17/2004
Fred G. Weiss	30,000	(2)	$36.5700	5/17/2004

(1)
Catherine Klema was appointed to fill a vacancy on the Board in March 2004. The options were granted to Ms. Klema for serving a partial term on the Board.

(2)
Reflects the amount of 10,000 shares for each year of the three-year term to which the director was elected.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2004 fiscal year all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with and timely filed.

BENEFICIAL OWNERSHIP OF STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth, as of March 21, 2005, the name, address (where required) and beneficial ownership of each person (including any "group" as defined in Section 13(d)(3) of the

Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and the amount of Common Stock beneficially owned by each of the directors and Named Executive Officers (as defined under "Executive Compensation") of the Company, and by all directors and executive officers (including Named Executive Officers) of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Wellington Management Company, LLP 75 State Street Boston, MA 02109	11,796,482	(2)	10.71%
Directors and Named Executive Officers:
Allen Chao, Ph.D	4,845,212	(3)	4.40%
Michael J. Fedida	80,000	(4)	*
Michel J. Feldman	71,000	(5)	*
Albert F. Hummel	511,846	(6)	*
Catherine M. Klema	11,700	(4)	*
Jack Michelson	32,000	(4)	*
Ronald R. Taylor	50,000	(4)	*
Andrew L. Turner	50,000	(4)	*
Fred G. Weiss	51,000	(7)	*
David A. Buchen	80,550	(4)	*
Charles D. Ebert, Ph.D	181,128	(8)	*
David C. Hsia, Ph.D	1,973,382	(9)	1.79%
Charles P. Slacik	56,500	(10)	*
All current directors and executive officers of the Company (16 persons)	8,102,435	(11)	7.36%

*
Represents less than 1%

(1)
Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of March 21, 2005, 110,133,372 shares of Common Stock were issued and outstanding.

(2)
According to a Schedule 13G filed with the SEC on February 14, 2005 by Wellington Management Company, LLP ("WMC"), an investment adviser and the parent holding company of Wellington Trust Company, NA ("WTC"), a bank. WMC is deemed to be the beneficial owner of 11,796,482 shares, which are held of record by clients of WMC. Such Schedule 13G discloses that of the 11,796,482 shares held by WMC, WMC has sole power to dispose of all 11,796,482 shares held by it, has sole power to vote none of such shares and has shared power to vote 7,924,474 of such shares.

(3)
Represents 1,180,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005, 1,418,661 shares of Common Stock held by Allen Chao Interests, Ltd., a partnership in which Dr. Chao is a controlling partner, 959,083 shares of Common Stock held by

  MAL Investment Company, a corporation of which Dr. Chao is a controlling stockholder, 899,968 shares of Common Stock held by the Allen Chao and Lee Hwa Chao Family Trust, and 387,500 shares of Common Stock held by Dr. Chao.

(4)
Represents shares of Common Stock subject to options exercisable within 60 days of March 21, 2005.

(5)
Represents 70,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005 and 1,000 shares of Common Stock held by Ercelle Feldman, the wife of Michel J. Feldman, for which Mr. Feldman disclaims beneficial ownership.

(6)
Represents 100,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005 and 147,846 shares of Common Stock held by Mr. Hummel. Mr. Hummel's exercisable options include options to purchase 264,000 shares of Common Stock, which Mr. Hummel acquired from Dr. Alec Keith (a former director of the Company).

(7)
Represents 50,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005 and 1,000 shares of Common Stock held by Mr. Weiss.

(8)
Represents 180,747 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005 and 381 shares of Common Stock held by Dr. Ebert.

(9)
Represents 90,100 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005, 1,024,218 shares of Common Stock held by Hsia Interests, Ltd., a partnership in which Dr. Hsia is a general partner, 759,064 shares of Common Stock held by Hsia Family Trust, 40,000 shares held by CRT Trust, and 60,000 shares of Common Stock held by Dr. Hsia.

(10)
Represents 40,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2005 and 16,500 shares of Common Stock held by Mr. Slacik.

(11)
See footnotes (1)-(10). Includes 2,306,347 options exercisable within 60 days of March 21, 2005.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002 of those persons who were, at December 31, 2004 (i) the chief executive officer, (ii) the other four most highly compensated executive officers whose annual salary and bonuses exceeded $100,000 who were serving as executive officers at the end of the 2004 fiscal year, and (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the Company at the end of the 2004 fiscal year (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options	All Other Compensation
	Year	Salary	Bonus(8)
Allen Chao, Ph.D Chairman of the Board, President and Chief Executive Officer(1)(2)(3)	2004 2003 2002	$937,695 890,000 889,750	$0 970,000 650,000	200,000 100,000 200,000	$20,126 18,727 18,392
David A. Buchen Senior Vice President, General Counsel and Secretary(1)(2)(3)(4)	2004 2003	$322,708 275,000	$38,604 107,811	17,000 8,000	$9,176 8,113
Charles D. Ebert, Ph.D Senior Vice President, Research and Development(1)(2)(3)(5)	2004 2003 2002	$369,861 365,817 324,303	$36,762 130,734 69,324	17,000 8,000 20,000	$10,948 10,638 42,213
David C. Hsia, Ph.D Senior Vice President, Scientific Affairs(1)(2)	2004 2003 2002	$278,892 268,313 247,089	$27,553 98,289 48,534	16,000 8,000 10,000	$14,394 11,674 10,478
Joseph C. Papa President and Chief Operating Officer(1)(2)	2004 2003 2002	$541,876 567,208 496,035	$0 342,839 262,000	40,000 40,000 120,000	$2,096,797 15,545 9,070
Charles P. Slacik Executive Vice President and Chief Financial Officer (1)(2)(6)	2004 2003	$458,654 294,231	$50,400 140,937	20,000 100,000	$32,450 37,008

(1)
For 2004, perquisites have been excluded. The aggregate value of these perquisites did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus for any Named Executive Officer. Salary for 2004 includes cash paid in lieu of vacation to the Named Executive Officers (except for Dr. Hsia) as follows: Dr. Chao, $17,692; Mr. Buchen, $5,155; Dr. Ebert, $15,845; Mr. Papa, $24,514; and Mr. Slacik, $8,654. All Other Compensation for 2004 includes: (i) contributions under the Company's 401(k) plan as follows: Dr. Chao, $14,846; Mr. Buchen, $8,451; Dr. Ebert, $8,996; Dr. Hsia, $10,272; Mr. Papa, $11,440; and Mr. Slacik, $12,323; and (ii) group life insurance coverage as follows: Dr. Chao, $5,280; Mr. Buchen, $725; Dr. Ebert, $1,952; Dr. Hsia, $4,122; Mr. Papa, $1,612; and Mr. Slacik, $2,391. All Other Compensation paid to Mr. Papa also includes $2,083,745 in severance pay.

(2)
Dr. Chao, Mr. Buchen, Dr. Ebert, Dr. Hsia and Mr. Slacik have entered into employment agreements with the Company. Please refer to "Employment Agreements" below for details. Mr. Papa resigned from his position as President and Chief Operating Officer of the Company effective November 19, 2004.

(3)
Dr. Chao, Dr. Ebert and Mr. Buchen all serve on the Board of Directors of Somerset Pharmaceuticals, Inc., a joint venture which has been 50% owned by the Company since 1995. Any fees paid to Drs. Chao and Ebert and Mr. Buchen for serving on the Board of Somerset were not paid by the Company and, therefore, have not been included in the Summary Compensation Table.

(4)
Mr. Buchen was designated an Executive Officer of the Company effective May 19, 2003.

(5)
All Other Compensation paid to Dr. Ebert in 2002 includes $32,828 for relocation expenses.

(6)
Mr. Slacik became an executive officer of the Company effective May 5, 2003. All Other Compensation paid to Mr. Slacik in 2004 and 2003 includes $17,736 and $36,007, respectively, for relocation expenses.

(7)
Bonuses are paid after the end of the year based on performance for that year (e.g. 2004 bonus reflects amounts earned for 2004 performance).

Employment Agreements

        The Company has entered into employment agreements with each of the Named Executive Officers. Mr. Papa's employment agreement with the Company was terminated effective November 19, 2004. Each of the agreements provides for an annual base salary and eligibility to receive a bonus. The target bonus, if granted, for each of Mr. Buchen, Dr. Ebert and Mr. Slacik is 25%, 30% and 40% of his annual base salary, respectively. Pursuant to the employment agreements, annual increases to base salary and determination of bonuses are at the discretion of the Compensation Committee or the Chief Executive Officer of the Company, as appropriate. Furthermore, stock options may be granted at the discretion of the Compensation Committee and in accordance with the Company's policies regarding stock option grants. Dr. Chao's annual salary and bonuses and stock option grants, if any, are determined by the Compensation Committee. (See "Report of the Compensation Committee on Executive Compensation").

        Each Named Executive Officer's employment may be terminated at any time with or without cause, or by reason of death or disability, or each Named Executive Officer may voluntarily resign at any time with or without good reason. In the event of termination of employment without cause, or if the Named Executive Officer resigns for good reason, the Company will provide Named Executive Officer with severance compensation and benefits (the "Severance Benefits"). Severance Benefits consist of: (a) a lump sum severance payment, subject to standard withholdings or deductions, in an amount equal to the sum of: (i) twenty-four (24) months of Named Executive Officer's then base salary; and (ii) two times Named Executive Officer's target bonus to be earned for the year in which termination occurs or two times the bonus amount paid to the Named Executive Officer in the prior year, whichever is greater; (b) continued group health insurance benefits (e.g., medical, dental, vision, etc.) for Named Executive Officer and Named Executive Officer's eligible dependents for a period of up to eighteen (18) months under COBRA, and if Named Executive Officer is not covered under the Company's group health insurance plan at the end of eighteen (18) months, the Company will use its best efforts to provide Named Executive Officer and Named Executive Officer's eligible dependents with comparable health insurance coverage for an additional period of up to six (6) months, but the Company shall not be obligated to pay more than one hundred fifty percent (150%) of the cost of COBRA coverage for such comparable coverage; provided, however, that in any event the Company's obligation to provide any health benefits pursuant to this sentence ends when Named Executive Officer becomes eligible for health insurance with a new employer; and (c) outplacement services for one year with a nationally recognized service selected by the Company. In the event of a change of control of the Company and if Named Executive Officer is terminated without cause or Named Executive Officer resigns for good reason within ninety (90) days prior to or twenty-four (24) months following such change of control, the Company will provide to Named Executive Officer the Severance Benefits and any unvested options held by Named Executive Officer will become one hundred percent (100%) vested and immediately exercisable as of the date of termination. The Named Executive Officer is also entitled to receive a gross-up payment on any payments made to the Named Executive Officer that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the "Code").

Options

        The following table sets forth certain information concerning individual grants of stock options made during the year ended December 31, 2004 to each Named Executive Officer of the Company:

Option Grants During 2004(1)

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		% of Total Options Granted to Employees in Fiscal Year(2)
	Number of Shares Underlying Options Granted
Name			Exercise or Base Price Per Share	Expiration Date
					5%	10%
Allen Chao, Ph.D.	200,000	9.1001%	$46.5100	2/02/2014	$5,849,978	$14,824,992
David A. Buchen	17,000	0.7735%	$26.1400	8/09/2014	$279,468	$708,227
Charles D. Ebert, Ph.D.	17,000	0.7735%	$26.1400	8/09/2014	$279,468	$708,227
David C. Hsia, Ph.D.	16,000	0.7280%	$26.1400	8/09/2014	$263,029	$666,567
Joseph C. Papa	40,000	1.8200%	$26.1400	8/09/2014	$657,572	$1,666,417
Charles P. Slacik	20,000	0.9100%	$26.1400	8/09/2014	$328,786	$833,209

(1)
The options have a 10-year term. The exercise price of the options granted is equal to the fair market value of the Company's Common Stock on the date of grant. The options vest by one-fifth each year beginning on the first anniversary of the grant date, therefore, becoming 100% vested on the fifth anniversary of the date of grant.

(2)
Based on approximately 2,197,790 options granted by the Company during the year ended December 31, 2004 to employees of the Company, including the Named Executive Officers.

(3)
The assumed annual rates of stock price appreciation of 5% and 10% are set by the SEC's rules and are not intended as a forecast of possible future appreciation in stock prices. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option period, no value will be realized from the option grants made to the Named Executive Officers.

Option Exercises and Fiscal Year-End Values

        The following table sets forth certain information with respect to each Named Executive Officer concerning the exercise of options during the fiscal year ended December 31, 2004, as well as unexercised options held as of the end of such fiscal year:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004(2)
Name	Shares Acquired On Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Allen Chao, Ph.D.	100,000	$3,512,000	1,240,000	460,000	$7,836,300	$845,200
David A. Buchen	0	$0	77,250	54,500	$153,810	$221,780
Charles D. Ebert, Ph.D.	0	$0	178,747	46,400	$248,480	$190,310
David C. Hsia, Ph.D.	200,000	$3,359,000	90,100	35,400	$385,490	$145,180
Joseph C. Papa	138,000	$443,920	0	0	$0	$0
Charles P. Slacik	0	$0	20,000	100,000	$77,200	$442,200

(1)
Determined by calculating the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of the options.

(2)
Based on the closing sales price of the Common Stock ($32.81) on the New York Stock Exchange on December 31, 2004, minus the exercise price of the in-the-money option, multiplied by the number of shares to which the in-the-money option relates.

        The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of December 31, 2004:

Equity Compensation Plan Information
As of December 31, 2004

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	12,086,509	$36.0516	5,471,196
Equity compensation plans not approved by security holders	0	$0	0

Total	12,086,509	$36.0516	5,471,196	(2)

(1)
Based on the Company's 1991 Stock Option Plan, 1995 Non-Employee Directors' Stock Option Plan and the 2001 Incentive Award Plan.

(2)
Represents shares available for issuance under the Company's 2001 Incentive Award Plan and the 1995 Non-Employee Directors' Stock Option Plan. The 1995 Non-Employee Directors' Stock Option Plan expired in February 2005. No Securities were issued under the 1995 Non-Employee Directors' Stock Option Plan after December 31, 2004.

PROPOSAL NO. 2—AMENDMENT AND RESTATEMENT
OF THE 2001 INCENTIVE AWARD PLAN

General

        In 2001, the Company's stockholders approved the adoption of the Company's 2001 Incentive Award Plan (the "Incentive Plan"). The Incentive Plan was subsequently amended effective as of May 16, 2001, May 19, 2003 and August 4, 2003. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Incentive Plan in the form of the Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the "Amended and Restated Plan"), which provides for the grant of certain additional types of awards to eligible employees, consultants and directors. The Amended and Restated Plan will become effective on the date it is approved by the stockholders.

        The main objective of the Amended and Restated Plan is to provide incentives to enable the Company to strengthen its competitive ability to attract, retain, motivate and reward employees, consultants and directors (collectively, "participants") by utilizing a variety of equity-based incentives. As of March 21, 2005, there were 4,870,066 shares remaining available for grant or issuance under the Amended and Restated Plan. The Amended and Restated Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

        The Incentive Plan was amended and restated in part to:

  •
  expand the types of awards available to include restricted stock awards, stock appreciation rights, dividend equivalents, restricted stock unit awards, deferred stock awards and stock payment awards;

  •
  add specified performance criteria and provide that awards may be granted, become exercisable or be distributable upon the achievement of performance targets based on the performance criteria; and

  •
  add provisions incorporating the requirements of Section 409A of the Code that are applicable to awards treated as non-qualified deferred compensation.

        The Amended and Restated Plan does not increase the aggregate number of shares of Common Stock authorized for issuance under awards.

        The Administrator intends to grant the awards described above to employees and officers following stockholder approval of this proposal. The amount and terms of these awards have not been established as of the mailing of this proxy statement.

        The approval of the Amended and Restated Plan by the stockholders will be considered approval of the Amended and Restated Plan for purposes of Section 162(m) of the Code. If the Amended and Restated Plan is not approved by the stockholders, the Incentive Plan (as in effect prior to the Amended and Restated Plan) will remain in full force and effect.

        The principal features of the Amended and Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Required Vote for Approval of the Amended and Restated Plan

        In order to approve the Amended and Restated Plan: (i) greater than 50% in interest of all securities entitled to vote on the proposal must cast a vote on the proposal, and (ii) a majority of such votes cast must vote "for" the Amended and Restated Plan. For purposes of the first requirement: votes "for", votes "against" and abstentions each count as a vote cast, but broker non-votes do not count as a vote cast; and all outstanding shares, including broker non-votes, count as entitled to vote on the proposal. Therefore, absentions will have the same effect as a vote against this proposal. In addition, it is expected that brokers will not have discretionary authority to approve the Amended and Restated Plan, and thus broker non-votes will result from this proposal. Thus, to satisfy the first prong, the total of votes "for", plus votes "against", plus abstentions (the "Votes Cast") must be greater than 50% of the outstanding shares of Common Stock. In order to satisfy the second prong, the number of votes "for" the Amended and Restated Plan must be greater than 50% of the Votes Cast.

Summary of the Amended and Restated Plan

Purpose:	The Amended and Restated Plan will allow the Company to offer to participants a variety of equity-based incentives, including options, stock appreciation rights, restricted stock, restricted stock units, stock payments, deferred stock, and dividend equivalents. These awards may or may not require the attainment of performance objectives. The purposes of these awards are to: (1) provide an additional incentive for directors, key employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success; and (2) enable the Company to obtain and retain the services of directors, key employees and consultants considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.
Plan Administration:
The Amended and Restated Plan is administered by the Compensation Committee, except with respect to awards granted to Independent Directors, which are administered by the Board of Directors. All members of the Compensation Committee are outside directors, each of whom qualifies as (i) an independent director under the Company's Director Independence Standards, (ii) a "non-employee director" as defined by Rule 16b-3 of the Exchange Act, and (iii) an "outside director" under Section 162(m) of the Code. The Compensation Committee has the power to interpret the Amended and Restated Plan and to adopt such rules for the administration, interpretation and application of the Amended and Restated Plan as are consistent with the Amended and Restated Plan. The Compensation Committee may also delegate certain of its duties under the Amended and Restated Plan to one or more members of the Compensation Committee or officers of the Company, except that no delegation is permitted for (a) participants that are subject to Section 16 of the Exchange Act, (b) participants who may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code or (c) officers that are delegated authority by the Compensation Committee. All references to the "Administrator" shall mean the Compensation Committee or the party to whom it delegates authority. The Board of Directors may at any time exercise the rights and duties of the Compensation Committee or the party to whom it has delegated authority, except with respect to the matters under Rule 16b-3 or Section 162(m) of the Code that are required to be determined by the Compensation Committee. Action by the Compensation Committee will be taken by a majority vote or written consent of all of its members.

Authorized Shares:
The Amended and Restated Plan authorizes the issuance of up to 14,000,000 shares of the Company's Common Stock pursuant to awards under the Amended and Restated Plan. Any shares subject to an award under the Amended and Restated Plan that are surrendered, cancelled or settled for cash, or any shares subject to an award that expires or otherwise is terminated without issuance of such shares, shall be available for awards under the Amended and Restated Plan. Shares of Common Stock subject to awards that are adjusted and become exercisable with respect to shares of stock of another corporation will be available for awards under the Amended and Restated Plan. In addition, shares of Common Stock that are delivered by a participant in payment of the exercise price of an award or for tax withholding on an award shall be available for future awards. Any shares of restricted stock that are surrendered by the participant or repurchased by the Company will be available for awards under the Amended and Restated Plan. The closing price of our Common Stock on March 21, 2005 was $31.89 per share, as reported by the New York Stock Exchange.

The Amended and Restated Plan provides that the aggregate number of shares of Common Stock authorized for issuance pursuant to restricted stock awards, restricted stock unit awards, dividend equivalent awards, deferred stock awards and stock payment awards will not exceed 1,000,000 shares.

In the event of a dividend, recapitalization, reclassification, stock split, merger, consolidation, split-up, spin-off, combination, consolidation, dissolution or other similar corporate transaction that affects the Common Stock, the Administrator, in its sole discretion, may cause such adjustments and other substitutions to the aggregate number of shares of Common Stock authorized for issuance under awards granted under the Amended and Restated Plan (and the aggregate number of shares authorized for issuance pursuant to restricted stock awards, restricted stock unit awards, dividend equivalent awards, deferred stock awards and stock payment awards), to the award limit, and to awards, as it deems equitable and appropriate in order to prevent the dilution or enlargement of benefits available under the Amended and Restated Plan.
Award Limit:	Subject to adjustment, the maximum number of shares of Common Stock which may be subject to awards granted to any individual in any fiscal year of the Company may not exceed 500,000 shares.
Eligibility:	Participants in the Amended and Restated Plan shall be employees, consultants, or directors of the Company or its subsidiaries, where appropriate, as selected by the Administrator.
Awards
Stock Options:
A stock option may be granted either alone or in addition to other awards granted under the Amended and Restated Plan and may be an incentive stock option or a non-qualified stock option. The Administrator determines (i) which employees, consultants, and directors are to be granted options; (ii) the number of shares covered thereby; (iii) whether the options are intended to qualify as incentive stock options or non-qualified stock options (except that only employees of the Company and its subsidiaries may be granted incentive stock options); and (iv) terms and conditions of such options, consistent with the Amended and Restated Plan.

In the case of incentive stock options, (i) the per share exercise price shall not be less than 100% of the fair market value of shares of Common Stock on the grant date, and (ii) for the persons owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or its subsidiaries (a "10% Person"), the per share exercise price shall be not less than 110% of the fair market value of the shares of Common Stock on the grant date.
In the case of non-qualified stock options, the per share price shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

The fair market value of a share of Common Stock as of a given date will be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator, in its sole discretion, acting in good faith. Currently, shares of Common Stock trade on the NYSE.

Each option, and its exercise price, term, vesting and other material terms shall be evidenced by a written award agreement. Payment of the stock option exercise price shall be made in cash. However, the Administrator, in its discretion, may allow payment through the delivery of shares of Common Stock that have been held at least six months, shares then issuable upon exercise of the stock option, the cash proceeds from a broker assisted market sale of the shares, or other consideration approved by the Administrator, or any combination thereof, having a fair market value on the exercise date equal to the total option exercise price.
Restricted Stock:
Restricted stock may be sold to participants at various prices or granted in connection with the performance of services. Restricted stock is subject to forfeiture or repurchase by the Company if the vesting conditions are not met and is subject to transferability restrictions. Vesting conditions may be based on duration of employment and performance criteria (or other specified criteria). The Administrator in its discretion shall determine (i) which key employees, directors or consultants are to be granted restricted stock awards, (ii) the purchase price, which shall be no less than par value of the Common Stock to be purchased, unless permitted by applicable state law, and (iii) the vesting conditions and restrictions on the shares of Common Stock awarded. Except as otherwise determined by the Administrator at the time of grant or thereafter, upon termination of employment or service for any reason during the restriction period, all shares of restricted stock shall be surrendered by the participant and reacquired by the Company.

Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units:
Participants awarded dividend equivalents will be entitled to receive payments, as determined by the Administrator, equivalent to all or some portion of the cash dividends payable with respect to the Common Stock, to be credited as of the divided payment dates. Dividend equivalents are converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations determined by the Administrator.

Deferred stock and stock payments shall be issued as shares of Common Stock at the discretion of the Administrator and pursuant to such vesting, distribution and other terms as the Administrator deems appropriate, including vesting based on specific performance criteria, number of shares, term, and exercise or purchase price.

Restricted stock units shall be granted at the discretion of the Administrator and shall be subject to such terms as the Administrator deems appropriate, including (i) the number of shares of Common Stock subject to the award, (ii) vesting schedule, (iii) purchase price, (iv) performance goals, (v) distribution dates, and (vi) term of award. Restricted stock units are subject to forfeiture if the conditions or restrictions are not met. Payments will be made as shares of Common Stock.

Unless otherwise determined by the Administrator, dividend equivalents, deferred stock, stock payments and restricted stock units shall be exercisable or distributable only while the participant is an employee, consultant or independent director of the Company, as applicable.
Stock Appreciation Rights:
Stock appreciation rights may be granted either alone or in tandem with stock options granted, or previously granted, under the Amended and Restated Plan. In the case of a stock appreciation right related to a stock option, the stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related stock option. A stock option related to a stock appreciation right shall no longer be exercisable to the extent that the related stock appreciation right has been exercised. An independent stock appreciation right is unrelated to any option and has terms, including the number of shares of Common Stock covered and vesting terms, that are set by the Administrator. The Administrator may impose such conditions or restrictions on the exercise of any stock appreciation right as it shall deem appropriate, provided that no stock appreciation right shall have a term that is longer than ten years or an exercise price below the fair market value of the stock on the date of grant. Payment for stock appreciation rights will be made based on the fair market value of the shares of Common Stock on the date of exercise, less the exercise price, and may be paid in cash, Common Stock or a combination of both, as determined by the Administrator. The Administrator may reserve the right, under the terms of a stock option award, to substitute a stock appreciation right for such stock option at any time prior to or upon exercise of the option, with the stock appreciation right being exercisable for the same number of shares of Common Stock and at the same per share exercise price.

Performance Criterias:
The performance goal or goals upon which awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, vest, become exercisable or be distributed may be based upon any of the following business criteria with respect to the Company, to any subsidiary, or any division or operating unit thereof: revenue or sales, net income, pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions or savings, funds from operations, appreciation in the fair market value of Common Stock, or earnings before any one or more of the following: interest, taxes, depreciation, or amortization, each as determined in accordance with generally accepted accounting principles. Qualified performance-based compensation is exempt from the $1 million deduction limitation under Section 162(m) of the Code.
Change in Control:
The Amended and Restated Plan generally defines "Change in Control" to mean: (a) a sale of assets representing 50% or more of the net book value and of the fair market value of the Company's consolidated assets (in a single transaction or in a series of related transactions), (b) a liquidation or dissolution of the Company, (c) a merger or consolidation involving the Company or one of its subsidiaries after the completion of which, the prior stockholders of the Company own securities representing less than 60% of the combined voting power the surviving entity in the merger, or in a triangular merger, securities representing less than 60% of the combined voting power of the surviving entity in the merger and the parent of the surviving entity in the merger, (d) an acquisition by a person, entity or group of beneficial ownership representing more than 30% of the combined voting power of the Company (in a single transaction or series of related transactions), or (e) the individuals who are incumbent members of the Company's Board of Directors (as defined in the Amended and Restated Plan) cease to constitute at least 50% of the Board of Directors. Upon the occurrence of "Change in Control" of the Company, each outstanding award shall remain outstanding, or shall be assumed or substituted for an equivalent award by the successor corporation, or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute the awards, each holder of an award shall be entitled to immediately exercise the award for all shares of Common Stock under the award, including unvested shares, and the holder will vest in, and have the right to receive a distribution, with respect to all of the shares subject to the award. If an award becomes exercisable in lieu of assumption or substitution, the Administrator will notify the holder that the award will become fully exercisable for a period of not less than 15 days prior to the "Change in Control" transaction, and the award will terminate upon the expiration of such period. An award will be considered assumed, or an equivalent award will be considered substituted for such award, if, following the "Change in Control" transaction, the award or substituted award provides the holder the right to purchase or receive for each share subject to the award prior to the "Change in Control" transaction, the consideration (whether in stock, cash or other securities or property) received or to be received for each share of Common Stock in the "Change in Control" transaction (and, if the holders of shares of Common Stock in the Company are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock).

Term of the Plan:	No award shall be granted pursuant to the Amended and Restated Plan after February 11, 2011.
Plan Amendments:
The Board of Directors of the Company may amend, modify, suspend or terminate the Amended and Restated Plan at any time, except the Board of Directors of the Company must obtain approval of the stockholders of the Company within 12 months before or after such action to: (a) increase the aggregate number of shares of Common Stock that may be issued under the Amended and Restated Plan (or the aggregate number of shares of Common Stock that may be issued pursuant to restricted stock awards, restricted stock unit awards, dividend equivalent awards, deferred stock awards and stock payment awards), (b) expand the classes of persons to whom awards may be granted under the Amended and Restated Plan, or (c) decrease the exercise price of any outstanding stock option or stock appreciation right granted under the Amended and Restated Plan.
Transferability:
Participants cannot assign or transfer any award, except (i) by will or the laws of descent and distribution; or (ii) subject to the consent of the Administrator, pursuant to a qualified domestic relations order (e.g., a divorce decree). However, the Administrator may permit a participant to transfer a non-qualified stock option to certain permitted transferees (which include certain family members, trusts or family-owned companies). Any transferred non-qualified stock option will not be assignable or transferable by the permitted trustee and will be subject to the same terms and conditions.

Certain Federal Income Tax Consequences

        The federal income tax consequences of the Amended and Restated Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Amended and Restated Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Code Sections 162(m) and 409A, as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality:

Stock Options:	Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the participant (except that the alternative minimum tax may apply) or create a deduction for the Company. The tax treatment to a participant upon a disposition of shares acquired through the exercise of an incentive stock option depends on how long the shares were held. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an incentive stock option, except that the Company may be entitled to a deduction in the case of a disposition of shares before the applicable incentive stock option holding period has been satisfied.

The holding period for an incentive stock option is the later of two years after the date of grant of the option, or one year after the date the shares are transferred to the participant pursuant to the exercise of the option.

If the shares are sold or disposed of after the holding period, the participant will be taxed for regular tax purposes in the taxable year of the sale or disposition. The gain or loss upon the sale or disposition of the shares of Common Stock will be treated as capital gain (or loss).

If the shares are sold or disposed of before the holding period expires, the participant generally will be taxed for regular tax purposes in the taxable year of the sale or disposition, as follows: The participant will recognize ordinary income equal to the excess, if any, of the fair market value of such shares of Common Stock on the date the shares were transferred to the participant upon exercise of the option, over the exercise price paid for such shares of Common Stock. The remaining gain (or loss) will be treated as capital gain (or loss).

If the amount realized upon the sale or disposition of such shares of Common Stock is less than the fair market value of such shares on the date the shares were transferred to the participant upon exercise of the option, the ordinary income recognized for regular tax purposes will be limited to the amount realized upon the sale or disposition of such shares, less the exercise price paid.

Non-Qualified Stock Options. Upon exercising a non-qualified stock option, a participant recognizes ordinary income equal to the difference between the fair market value of the shares on the date of transfer of the shares upon the exercise of the option and the exercise price. The Company will be entitled to a deduction for the same amount.
Restricted Stock:
A participant receiving a restricted stock award generally recognizes ordinary income on the date the restricted shares first become freely transferable, or no longer subject to substantial risk of forfeiture, in an amount equal to the excess of the fair market value of such shares on that date over the amount (if any) paid by the participant. A participant may be able to make an election under Section 83(b) of the Code to be taxed upon the date of transfer of the restricted stock. The Company is entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.
Dividend Equivalents, Deferred Stock, Stock Payments, and Restricted Stock Units:
A participant who is awarded dividend equivalent awards, deferred stock awards, stock payment awards or restricted stock unit awards generally will not recognize taxable income, and the Company will not receive a tax deduction, until shares of Common Stock, or cash, is distributed pursuant to the award. When a participant receives payment for these awards in shares of Common Stock or cash, the fair market value of the shares or the amount of the cash received will be ordinary income to the participant and the Company will receive a tax deduction.
Stock Appreciation Rights:
A participant will not be taxed at the time a stock appreciation right is granted nor will the Company receive a tax deduction. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the cash or the fair market value of the stock received on the exercise date. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Section 162(m) Limit:
Under Code Section 162(m), in general, federal income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent Compensation Committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Amended and Restated Plan has been structured with the intent that awards granted under the Amended and Restated Plan may meet the requirements for "performance-based" compensation under Code Section 162(m), including compensation derived from the exercise of stock options and stock appreciation rights (to the extent granted at a fair market value exercise price), dividend equivalents granted with respect to options and stock appreciation rights or other awards that are granted, vest or become exercisable or distributable upon the achievement of pre-established, objectively determinable performance targets based on performance criteria. Such awards generally should be deductible as performance-based compensation and should not be subject to the $1 million limitation on deductibility.
Section 409A:
Certain awards under the Amended and Restated Plan may be subject to Code Section 409A. Section 409A was added to the Code by the American Jobs Creation Act of 2004. Section 409A generally applies to compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Section 409A imposes new requirements on a participant's election to defer compensation and the participant's selection of the timing and form of distribution of the deferred compensation with respect to awards under the Amended and Restated Plan. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (e.g., the participant's "separation from service" (as defined in Section 409A of the Code), a predetermined date, or the participant's death). Section 409A imposes restrictions on a participant's ability to change his or her distribution timing or form with respect to awards under the Amended and Restated Plan after the compensation has been deferred. For certain participants who are officers of the Company or its subsidiary corporations and who would otherwise receive a distribution upon separation from service, Section 409A requires that such participant's distribution commence no earlier than six months after such officer's "separation from service" (as defined in Section 409A of the Code).

Stock options, stock appreciation rights that are distributable in shares of Common Stock and restricted stock awards granted under the Amended and Restated Plan generally are not considered deferred compensation subject to Code Section 409A. Restricted stock unit awards, deferred stock awards and other awards may be subject to Code Section 409A, depending on the terms of the award. The Plan provides that awards that are subject to Code Section 409A will comply with the requirements of Code Section 409A.

A nonqualified deferred compensation plan must satisfy the requirements of Section 409A of the Code in form and in operation. If the plan fails to satisfy the requirements of Section 409A, a participant in the plan may recognize ordinary income on the amounts deferred under the plan, to the extent vested, prior to when the compensation is actually or "constructively" received. Also, if a plan fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as certain interest on amounts treated as tax underpayments related to such deferred compensation. Awards granted under the Amended and Restated Plan are intended to comply with Section 409A to the extent applicable. The Internal Revenue Service recently issued guidance under Section 409A and is expected to issue regulations or additional guidance under Section 409A in the future. Accordingly, the requirements of Section 409A (and the application of those requirements to awards under the Amended and Restated Plan) are not entirely clear.

The foregoing summary with respect to federal income taxation is not intended to be complete and does not take into account federal employment tax or state, local or foreign tax implications.

        The Board of Directors Recommends a Vote FOR Approval of the Amended and Restated Plan.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        The Compensation Committee was composed of Michael J. Fedida, Ronald R. Taylor and Fred G. Weiss during the fiscal year ended December 31, 2004. None of the members of the Compensation Committee is an employee of the Company. In addition, none of these individuals serves as a member of the board of directors or on the compensation committee of any company that has an executive officer serving on our board of directors or its compensation committee.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        This Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those Acts.

        The Compensation Committee of the Board of Directors is responsible for determining the compensation policies for the senior executive officers of the Company, including Dr. Allen Chao, its Chief Executive Officer, and the actual compensation of Dr. Chao, and other senior executive officers of the Company. The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the actual compensation of the senior executive officers of the Company, other than the Chief Executive Officer. The Compensation Committee also administers the Incentive Award Plan.

        The Compensation Committee's Charter reflects these various responsibilities, and the Committee and the Board periodically review and revise the Charter. The Committee's membership is determined by the Board, upon recommendation of the Nominating and Governance Committee, and is composed entirely of independent directors. In addition, the Committee has the authority to engage the services of outside advisors, experts and others to assist the Committee. In accordance with the Committee's Charter, the Committee engaged an independent compensation consultant in 2004 to advise the Committee on matters related to the compensation of our executive officers, including our Chief Executive Officer.

Compensation Philosophy

        The Company does business in a highly competitive and dynamic industry. The Company's continued success in such an environment depends, in large part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

  1.
  provide a competitive level of compensation to attract and retain talented management;

  2.
  reward senior executives for corporate performance by linking a substantial portion of total compensation to the achievement of measurable performance objectives; and,

  3.
  align the interests of senior executives with the stockholders in order to maximize stockholder value.

        The Committee's goal is to provide a competitive compensation package based on a review of publicly available information about the compensation paid to similarly situated executives of selected pharmaceutical companies (the "Peer Group"). The Committee believes that a substantial portion of compensation should be tied to the attainment of long- and short-term objectives.

        To achieve these compensation objectives, the Committee has developed a compensation philosophy for senior executive officers consisting of base salary, annual incentive awards tied to measurable performance objectives and awards of stock options.

Executive Compensation

        From time to time, the Committee conducts a review of the executive compensation paid by members of the Peer Group. The Committee reviews the salary data for the average and median levels of compensation. However, the Committee does not rely exclusively on statistical compilations. Certain members of the Peer Group reviewed are considered to be very similar to the Company in terms of market capitalization, length of time as a publicly held company, number of employees, and overall prospects for short- and long-term growth. The compensation paid by these Peer Group companies is given substantially more weight in setting base compensation. In prior years, the Committee has raised the compensation levels of its senior executives to competitive levels in relation to the other members of the Peer Group.

        The Company's compensation program for senior executive officers consists of three key elements:

  •
  Base salary;

  •
  Annual incentive awards tied to measurable performance objectives; and

  •
  Periodic awards of stock options.

        The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the base salaries, and adjustment to base salaries, incentive awards and stock option grants for the Company's senior executive officers, other than the Chief Executive Officer.

  Base Salary

        A significant component of senior executive officer compensation is base salary. Base salaries for senior executive officers are reviewed annually by the Compensation Committee taking into account a variety of factors, including level of responsibility, individual and team performance, general levels of market salary increases and the Company's overall financial results. With regard to individual and team performance, we rely to a large extent on the Chief Executive Officer's evaluation of each individual senior executive's performance.

  Annual Incentive Awards

        The purpose of the Company's annual incentive plan is to provide cash compensation on an annual basis that is at-risk and contingent on the achievement of annual business and operating objectives. These cash incentives are intended to link a substantial portion of executive compensation to Company performance and provide executive officers with a competitive level of compensation when they achieve their objectives.

        To this end, the Compensation Committee establishes specific performance objectives and target cash incentives for the Company's executive officers each year. The Committee bases actual annual awards on, among other things, each executive officer's level of achievement against his or her business and operating objectives and the Company's financial results. Based on the Compensation Committee's consideration of factors it had previously established to measure and determine whether to award a cash bonus to the Company's executive officers (other than the Chief Executive Officer) for performance during the 2004 fiscal year, the Committee awarded performance bonuses to the Company's executive officers, other than the Chief Executive Officer, totaling $289,350. Individual bonus amounts ranged from approximately $27,000 to $53,000. The previously established factors consisted of the Company's 2004 earnings per share, total net revenue, and total gross profits, as well as the departmental and individual performance of each executive officer. The Committee believes that the Company's annual incentive plan provides executive officers with a team incentive to both enhance the Company's financial performance and perform at the highest level.

  Stock Options

        The Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management's attention on the long-term growth of the Company. In addition, the Committee believes that the awarding of stock options is essential to attract and retain the talented professionals and managers needed to ensure the continued success of the Company.

        Executive officers receive an initial option grant when they join the Company and generally on an annual basis thereafter. Stock options are awarded with an exercise price equal to the market price at the time of grant. These options generally have a term of 10 years and are subject to a five-year ratable vesting schedule. We believe the term and vesting schedule of our stock options provide additional incentive to management to focus on long-term growth and the Company's stock performance. The Committee considers the level of option grants granted by its peers in determining the appropriate option awards issued to the Company's professionals and managers.

Policy on Deductibility of Compensation

        The Internal Revenue Code provides a $1,000,000 deduction limit on compensation paid to the reporting executives of publicly held corporations, unless certain performance, disclosure, stockholder approval and other requirements are met. The options granted under the Incentive Award Plan generally comply with these performance-based compensation requirements.

        The Committee's policy generally is to qualify incentive awards and option grants for the performance-based compensation exception to the $1,000,000 deduction limitation. The Committee may from time to time award compensation that is non-deductible when, in the exercise of the Committee's business judgment, such award would be in the best interests of the Company and its shareholders.

Chief Executive Officer's Compensation

        For the year ended December 31, 2004, Dr. Chao received an annual base salary of $920,003. Dr. Chao was eligible to receive a cash bonus of up to $1,200,000, of which up to $800,000 would be determined based upon the Company satisfying certain established earnings per share goals for the 2004 fiscal year and up to $400,000 would be at the discretion of the Compensation Committee. After the Compensation Committee reviewed factors it had previously established to measure and determine whether to award a cash bonus to Dr. Chao for performance during the 2004 fiscal year, the Compensation Committee determined that no cash bonus would be paid to Dr. Chao for the 2004 fiscal year. In 2004, the Compensation Committee granted options to Dr. Chao to purchase a total of 200,000 shares of Common Stock.

        Based on its compensation review and the Compensation Committee's compensation philosophy, and taking into account the Company's actual and projected revenues and income, the Compensation Committee has determined that Dr. Chao's 2005 base annual salary should remain at $920,000. In addition, the Compensation Committee has decided that a formula should be used in determining the cash bonus for Dr. Chao for the 2005 Fiscal Year. Dr. Chao will be eligible to receive a cash bonus of up to $1,200,000. Up to $800,000 will be based upon the Company achieving certain operating cash flow targets. The remaining $400,000 will be at the discretion of the Committee, taking into account:

  •
  success in developing plans acceptable to the Committee for retaining key executives, recruiting key executives as necessary, and further developing a succession plan for key executives;

  •
  success in continuing to implement the Company's quality improvement initiatives designed to enhance and improve the Company's quality systems;

  •
  success in implementing the Company's strategic action plan; and

  •
  such other relevant factors as the Committee, in its sole discretion, shall determine.

The Committee will determine whether and to what extent a bonus will be paid for fiscal year 2005 after the end of 2005.

Conclusion

        The Compensation Committee will continue to establish base compensation at levels that are competitive with the Peer Group. The Compensation Committee intends for performance compensation to constitute a substantial portion of overall compensation, and for compensation to be linked to the achievement of the Company's short- and long-term goals as established by the Company. The Compensation Committee intends to create incentives at levels necessary to maintain above-average performance within the Company's industry.

        Submitted on March 29, 2005, by the members of the Compensation Committee of the Board of Directors.

Ronald R. Taylor, Chairman Michael J. Fedida Fred G. Weiss

STOCK PRICE PERFORMANCE GRAPH

        The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from December 31, 1999 through December 31, 2004, with the cumulative total return on the Standard & Poor's ("S&P") 500 Index, and the Dow Jones US Pharmaceuticals Index over the same period. The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates the information contained therein by reference, and shall not otherwise be deemed filed under such Acts.

Comparison of 5 Year Cumulative Total Return*
among Watson Pharmaceuticals, the S&P 500 Index
and the Dow Jones US Pharmaceuticals Index

*

*  $100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

Comparison of 5 Year Cumulative Total Return
among Watson Pharmaceuticals, the S&P 500 Index
and the Dow Jones US Pharmaceuticals Index

	12/99	12/00	12/01	12/02	12/03	12/04
Watson Pharmaceuticals, Inc. Common Stock	100.00	142.93	87.65	78.94	128.44	91.61
S&P 500 Index	100.00	90.89	80.09	62.39	80.29	89.02
Dow Jones US Pharmaceuticals Index	100.00	138.70	115.89	92.28	101.00	92.63

PROPOSAL NO. 3—RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITOR

        The firm of PricewaterhouseCoopers LLP has audited the books and records of the Company since its inception and the Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP to audit the accounts of the Company for the fiscal year ending December 31, 2005. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

        The Company has been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

        Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders entitled to vote at the Meeting for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        In order to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for the fiscal year ending December 31, 2005, the affirmative vote of a majority of the stock voting in person or by proxy on this proposal is required. Abstentions, which do not represent voting power, will have no effect on this proposal. The ratification of PricewaterhouseCoopers LLP is a matter on which a broker or other nominee has discretionary voting authority, and thus, broker non-votes will not result from this proposal.

        The Board of Directors Recommends a Vote FOR Ratification of the Appointment of PricewaterhouseCoopers LLP.

AUDIT FEES

        The aggregate fees billed by PricewaterhouseCoopers LLP, our independent auditors, in fiscal years 2004 and 2003 were as follows:

Services	2004	2003
Audit Fees	$1,202,293	$850,573
Audit-Related Fees	$65,100	$72,046

Total Audit and Audit-Related Fees	$1,267,393	$922,619

Tax Fees	$367,984	$30,250
All Other Fees	$8,265	$846,750

Total Fees	$1,643,642	$1,799,619

  Audit Fees

        Audit Fees include professional services rendered in connection with the annual audits of our financial statements and internal control over financial reporting, the review of the financial statements included in our Forms 10Q for the related annual periods and for the Sarbanes-Oxley advisory time. Additionally, Audit Fees include other services that only an independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements or other documents filed with the SEC.

  Audit-Related Fees

        Audit-Related Fees include the audits of employee benefit plans and accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit Fees."

  Tax Fees

        Tax Fees include tax compliance for our Puerto Rico subsidiary as well as other tax advice and tax planning services. Tax Fees in 2004 include services of $275,000 provided for an Internal Revenue Services audit and appeal of certain tax credits claimed between 1994 and 1998.

  All Other Fees

        All Other Fees in 2004 include internal control evaluation services related to our enterprise resource planning (ERP) system implementation and subscription fees to the accounting and auditing research reference tool. All Other Fees for 2003 include licenses for research tools of $29,300 and internal control evaluation services related to our ERP system implementation of $817,450. The fees for internal control evaluation services in 2004 and 2003 were paid by the Company to IBM. IBM engaged PricewaterhouseCoopers LLP to assist in rendering the services and paid this amount to PricewaterhouseCoopers LLP for the services. The Audit Committee approved this engagement and determined that it would not interfere with PricewaterhouseCoopers LLP's independence. The Company is including this amount paid to IBM within "All Other Fees" to ensure full and accurate disclosure. These services are review and evaluation activities only related to internal controls and do not include design or implementation activities.

        The Audit Committee believes that the provision of all non-audit services rendered is compatible with maintaining PricewaterhouseCoopers LLP's independence.

        The Audit Committee approved all audit and non-audit services provided by the independent auditor in 2004. The Audit Committee has adopted a policy to pre-approve all audit and certain permissible non-audit services provided by the independent auditor. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to type of services to be provided by the independent auditor and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The independent auditor and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor, in accordance with the pre-approval policy and the fees for the services performed. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

        The Board has determined that all members of the Audit Committee meet the independence and experience requirements of the NYSE listing standards and the SEC rules. The Audit Committee reviews the charter annually following the Annual Stockholders' Meeting or at such other times as deemed appropriate by the Audit Committee.

        The Audit Committee's key functions are to:

  •
  Assist the Board in fulfilling its oversight duties regarding the:

  (i)
  integrity of the Company's financial statements;

  (ii)
  Company's compliance with legal and regulatory requirements;

  (iii)
  outside auditor's qualifications and independence; and

  (iv)
  performance of the Company's internal audit function and of its independent auditor.

  •
  Prepare the report of the Committee as required by the rules of Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  •
  Appoint, retain and terminate, fix the compensation, oversee the work, and monitor the qualifications, independence and performance, of the Company's independent auditor; and

  •
  Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, and the Board.

        The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met six times during 2004.

        Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        The Audit Committee has reviewed the Company's audited consolidated financial statements for fiscal 2004. The Audit Committee has met with management and the Company's independent auditor, with and without management present, to review and discuss the Company's quarterly and annual reports on Form 10-Q and Form 10-K prior to their issuance and to discuss any significant accounting issues. Additionally, the Audit Committee has met with the internal and independent auditors, with and without management present, to discuss the evaluations of the Company's internal controls and the overall quality of the Company's financial statements.

        The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has also received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has also considered the compatibility of non-audit services with the auditor's independence.

        Based on the Audit Committee's meetings and discussions with management and the internal and independent auditors, the Audit Committee's review of the audited consolidated financial statements, the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        Submitted on March 29, 2005, by the members of the Audit Committee of the Board of Directors.

Fred G. Weiss, Chairman Ronald R. Taylor Andrew L. Turner

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company leases a portion of its facilities from a trust and other entities of which Dr. Chao and certain family members (including Dr. David Hsia, the Company's Senior Vice President, Scientific Affairs and brother-in-law to Dr. Chao), are among the beneficiaries. The aggregate rental expense for each of 2004, 2003 and 2002 was $399,000, $420,093, and $403,778, respectively. Following the expiration of the lease in December 2004, the Company acquired said facility from the Chao Family Trust I for $2.4 million.

        Mr. Feldman is a member of the law firm of Seyfarth Shaw LLP which, during 2004 provided, and which in the future may from time to time provide, legal services to the Company. The amount received by Seyfarth Shaw LLP for legal services rendered is de minimis.

STOCKHOLDERS' PROPOSALS FOR THE 2006 ANNUAL MEETING

        The Company expects to hold the 2006 Annual Meeting of Stockholders on May 12, 2006. Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the proxy statement for the 2006 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal executive offices no later than December 2, 2005 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

        In addition, the Company's Bylaws provide that rather than including a proposal in the Company's proxy statement as discussed above, a stockholder may commence his or her own proxy solicitation for the 2006 Annual Meeting of Stockholders or may seek to nominate a candidate for election as a director. Additionally, a stockholder may propose business for consideration at such meeting by delivering written notice to the Secretary of the Company at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting. Accordingly, the stockholder must provide written notice to the Secretary of the Company no later than March 4, 2006 and no earlier than February 12, 2006 in order to provide timely notice. Such notice must contain information required in the Company's Bylaws.

OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

By Order of the Board of Directors
David A. Buchen, Secretary

Corona, California
April 1, 2005

APPENDIX "A"

WATSON PHARMACEUTICALS, INC.
DIRECTOR INDEPENDENCE STANDARDS

        It is the policy of the board of directors (the "Board"), of Watson Pharmaceuticals, Inc. ("Watson"), that a majority of the members of the Board (each, a "Director," and together "Directors"), be independent of Watson and of Watson's management. For a Director to be deemed "independent," the Board shall affirmatively determine that the Director has no material relationship with Watson or any member of the senior management of Watson or his or her affiliates. This determination shall be disclosed in the proxy statement for each annual meeting of Watson's shareholders. In making this determination, the Board shall broadly consider all relevant facts and circumstances and shall apply the following standards:

  •
  A Director who is, or has been within the last three years, an employee of Watson, or whose immediate family member is, or has been within the last three years an executive officer of Watson, may not be deemed independent. Employment as an interim Chairman or Chief Executive Officer or other executive officer shall not disqualify a Director from being considered independent following that employment.

  •
  A Director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from Watson, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service), may not be deemed independent. Compensation received (a) by a Director for former service as an interim Chairman or Chief Executive Officer or other executive officer or (b) by an immediate family member for service as a non-executive employee of Watson will not be considered in determining independence under this test.

  •
  A Director (a) who is, or whose immediate family member is, a current partner of a firm that is Watson's external auditor; (b) who is a current employee of such a firm; (c) who has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance practice; or (d) who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Watson's audit within that time, may not be deemed independent.

  •
  A Director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Watson's present executive officers serves or served on that company's compensation committee, may not be deemed independent.

  •
  A Director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from, Watson for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of either company's consolidated gross revenues, may not be deemed independent.

  •
  A Director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that is indebted to Watson, or to which Watson is indebted, and the total amount of such indebtedness, exceeds the greater of $1 million or 2% of either company's consolidated gross revenues, may not be deemed independent.

  •
  A Director who is, or whose immediate family member is, affiliated with or employed by a tax-exempt entity that received significant contributions (i.e., more than 2% of the annual

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    contributions received by the entity or more than $1,000,000 in a single fiscal year, whichever amount is lower) from Watson, any executive officer or any affiliate of an executive officer within the preceding twelve-month period may not be deemed independent.

For purposes of these standards, the terms:

  •
  an "affiliate" of a director or an executive officer means any entity that controls, is controlled by or is under common control with, such director or executive officer;

  •
  "executive officer" means an "officer" within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934;

  •
  "immediate family" means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person's home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation; and

  •
  any reference to Watson in the foregoing standards shall be deemed to include Watson and all of its subsidiaries.

        The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director's business and other relationships with Watson and with senior management and their affiliates to enable the Board to evaluate the Director's independence. Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent." This obligation includes all business relationships between, on the one hand, Directors or members of their immediate family and, on the other hand, Watson or members of senior management and their affiliates.

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APPENDIX "B"

AMENDMENT AND RESTATEMENT OF
THE 2001 INCENTIVE AWARD PLAN OF
WATSON PHARMACEUTICALS, INC.

        Watson Pharmaceuticals, Inc., a Nevada corporation, adopted the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the "Plan"), effective as of February 12, 2001 (the "Effective Date"), for the benefit of its eligible Employees, Consultants and Directors. The Plan was subsequently amended effective as of May 16, 2001, May 19, 2003, and August 4, 2003.

        The Plan is hereby amended and restated in its entirety to provide for certain additional types of awards to eligible Employees, Consultants and Directors. This amendment and restatement of the Plan is effective as of May 13, 2005, subject to the approval of this amendment and restatement of the Plan by the stockholders of the Company. Awards authorized under this amendment and restatement of the Plan that were not authorized under the Plan (as in effect prior to this amendment and restatement) shall not be granted unless and until this amendment and restatement of the Plan is so approved. If this amendment and restatement of the Plan is not so approved, this amendment and restatement of the Plan shall be null and void and of no further force and effect, and the Plan (as in effect prior to such amendment and restatement) shall continue in full force and effect in accordance with the terms and conditions thereof.

        The purposes of the Plan are as follows:

          (1)   To provide an additional incentive for Directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2)   To enable the Company to obtain and retain the services of Directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        1.1.    "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.5, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

        1.2.    "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

        1.3.    "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

        1.4.    "Award Limit" shall mean five hundred thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 12.3.

        1.5.    "Board" shall mean the Board of Directors of the Company.

        1.6.    "Change in Control" shall mean the occurrence of any of the following:

          (a)   a sale of assets representing fifty percent (50%) or more of the net book value and of the fair market value of the Company's consolidated assets (in a single transaction or in a series of related transactions);

          (b)   a liquidation or dissolution of the Company;

          (c)   a merger or consolidation involving the Company or any subsidiary of the Company after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation involving the Company, the stockholders of the Company immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger involving the Company or a subsidiary of the Company, the stockholders of the Company immediately prior to the completion of such merger beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger and less than sixty percent (60%) of the combined voting power of the parent of the surviving entity in such merger;

          (d)   an acquisition by any person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company and other than in a merger or consolidation of the type referred to in subsection (c), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company (in a single transaction or series of related transactions); or

          (e)   in the event that the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board; provided, that if the election, or nomination for election by the Company's stockholders, of any new member of the Board is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board shall be considered as a member of the Incumbent Board.

        1.7.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.8.    "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

        1.9.    "Common Stock" shall mean the common stock of the Company, par value $0.0033 per share.

        1.10.    "Company" shall mean Watson Pharmaceuticals, Inc., a Nevada corporation.

        1.11.    "Consultant" shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        1.12.    "Deferred Stock" shall mean rights to receive Common Stock awarded under Section 8.4 of the Plan.

        1.13.    "Director" shall mean a member of the Board.

        1.14.    "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.2 of the Plan.

        1.15.    "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

        1.16.    "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

        1.17.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        1.18.    "Fair Market Value" of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

        1.19.    "Holder" shall mean a person who has been granted or awarded an Award.

        1.20.    "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

        1.21.    "Independent Director" shall mean a member of the Board who is not an Employee.

        1.22.    "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

        1.23.    "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

        1.24.    "Performance Criteria" shall mean any one or more of the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) revenue or sales, (b) net income, (c) pre-tax income, (d) operating income, (e) cash flow, (f) earnings per share, (g) return on equity, (h) return on invested capital or assets, (i) cost reductions or savings, (j) funds from operations, (k) appreciation in the Fair Market Value of Common Stock, or (l) earnings before any one or more of the following: (i) interest, (ii) taxes, (iii) depreciation or (iv) amortization, each as determined in accordance with generally accepted accounting principles.

        1.25.    "Plan" shall mean the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc., as amended.

        1.26.    "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

        1.27.    "Restricted Stock Units" shall mean rights to receive Common Stock awarded under Section 8.5 of the Plan.

        1.28.    "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

        1.29.    "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

        1.30.    "Securities Act" shall mean the Securities Act of 1933, as amended.

        1.31.    "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

        1.32.    "Stock Payment" shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that otherwise would become payable to a key Employee, Independent Director or Consultant in cash, awarded under Section 8.3 of the Plan.

        1.33.    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        1.34.    "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

        1.35.    "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary, or any parent thereof. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

        1.36.    "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

        1.37.    "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, or any parent thereof, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary, or any parent thereof, with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of

Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.
SHARES SUBJECT TO PLAN

        2.1.    Shares Subject to Plan.

          (a)   The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in Section 12.3, the aggregate number of such shares of Common Stock which may be issued pursuant to Awards under the Plan shall not exceed fourteen million (14,000,000) shares. Subject to adjustment as provided in Section 12.3, the aggregate number of shares of Common Stock which may be issued pursuant to Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards, or Stock Payment awards shall not exceed one million (1,000,000) shares. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

          (b)   The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit.

        2.2.    Add-Back of Options and Other Rights.    If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.
GRANTING OF AWARDS

        3.1.    Award Agreement.    Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock

Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        3.2.    Provisions Applicable to Section 162(m) Participants.

          (a)   The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b)   Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalent award, a Deferred Stock award or a Stock Payment award, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any Award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c)   To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          (d)   Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

        3.3.    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        3.4.    Consideration.    In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an

Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

        3.5.    At-Will Employment.    Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

        4.1.    Eligibility.    Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

        4.2.    Disqualification for Stock Ownership.    No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        4.3.    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee.

        4.4.    Granting of Options to Employees and Consultants.

          (a)   The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

            (i)    Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

            (ii)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

            (iii)  Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

            (iv)  Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b)   Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

          (c)   Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

        4.5.    Granting of Options to Independent Directors.    The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (a)   Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

          (b)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

          (c)   Determine the terms and conditions of such Options, consistent with the Plan.

All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

        4.6.    Options in Lieu of Cash Compensation.    Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.
TERMS OF OPTIONS

        5.1.    Option Price.    The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

          (a)   In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b)   In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c)   In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

          (d)   In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

        5.2.    Option Term.    The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive

Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

        5.3.    Option Vesting.

          (a)   The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

          (b)   No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

          (c)   To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other "incentive stock options" with respect to such stock is granted.

        5.4.    Substitute Awards.    Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof, does not exceed the excess of: (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (d) the aggregate exercise price of such shares.

        5.5.    Substitution of Stock Appreciation Rights.    The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 9.2; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable and at the Option exercise price per share.

ARTICLE VI.
EXERCISE OF OPTIONS

        6.1.    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        6.2.    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

          (a)   A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d)   Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing paragraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

        6.3.    Conditions to Issuance of Stock Certificates.    The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b)   The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e)   The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

        6.4.    Rights as Stockholders.    Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

        6.5.    Ownership and Transfer Restrictions.    The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

        6.6.    Additional Limitations on Exercise of Options.    Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

        7.1.    Eligibility.    Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

        7.2.    Award of Restricted Stock.

          (a)   The Administrator may from time to time, in its absolute discretion:

            (i)    Determine which Employees are key Employees, and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

            (ii)   Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c)   Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        7.3.    Rights as Stockholders.    Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any dividends or distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

        7.4.    Restriction.    All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, or any Subsidiary, or any parent thereof, Company performance and individual performance, or any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; and, provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder's retirement, or otherwise.

        7.5.    Repurchase of Restricted Stock.    The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder's retirement, or otherwise.

        7.6.    Escrow.    The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

        7.7.    Legend.    In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

        7.8.    Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.
DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS,
RESTRICTED STOCK UNITS

        8.1.    Eligibility.    Subject to the Award Limit, one or more Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

        8.2.    Dividend Equivalents.

          (a)   Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock award, or Restricted Stock Unit award is granted, and the date such Stock Appreciation Right, Deferred Stock award, or Restricted Stock Unit award vests, is exercised, is distributed, terminates or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

          (b)   Any Holder of an Option who is an Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option vests, is exercised, terminates or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

          (c)   Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

        8.3.    Stock Payments.    Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

        8.4.    Deferred Stock.    Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award shall not be issued until the Deferred Stock award shall have vested, pursuant to a vesting schedule or performance criteria set by the Administrator. The Administrator shall specify the distribution dates applicable to each Deferred Stock award which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

        8.5.    Restricted Stock Units.    Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

        8.6.    Term.    The term of a Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

        8.7.    Exercise or Purchase Price.    The Administrator may establish the exercise or purchase price of shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

        8.8.    Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship.    A Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company.

        8.9.    Form of Payment.    Payment of the amount determined under Section 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

        9.1.    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

        9.2.    Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

        9.3.    Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

          (b)   An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

        9.4.    Payment and Limitations on Exercise.

          (a)   Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b)   Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.
COMPLIANCE WITH SECTION 409A OF THE CODE

        10.1.    Awards subject to Code Section 409A.    Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code and this Article X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article X.

        10.2.    Distributions under a Section 409A Award.

          (a)   Subject to subsection (b), any shares of Common Stock, cash or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

            (i)    the Holder's separation from service, as determined by the Secretary of the Treasury,

            (ii)   the date the Holder becomes disabled,

            (iii)  the Holder's death,

            (iv)  a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral of such compensation,

            (v)   to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

            (vi)  the occurrence of an unforeseeable emergency with respect to the Holder.

          (b)   In the case of a Holder who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder's separation from service (or, if earlier, the date of the Holder's death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

          (c)   The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

          (d)   For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

        10.3.    Prohibition on Acceleration of Benefits.    The time or schedule of any distribution or payment of any shares of Common Stock, cash or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

        10.4.    Elections under Section 409A Awards.

          (a)   Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

            (i)    In the case of the first year in which an Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

            (ii)   In the case of any performance-based compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

          (b)   In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock, cash or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

            (i)    such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

            (ii)   in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

            (iii)  in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

        10.5.    Compliance in Form and Operation.    A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI.
ADMINISTRATION

        11.1.    Compensation Committee.    The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        11.2.    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

        11.3.    Majority Rule; Unanimous Written Consent.    The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        11.4.    Compensation; Professional Assistance; Good Faith Actions.    Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

        11.5.    Delegation of Authority to Grant Awards.    The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company, to the extent permitted by applicable state law; provided, however, that the Committee may not delegate its authority to grant Awards to individuals: (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

        12.1.    Transferability of Awards.

          (a)   Except as otherwise provided in Section 12.1(b):

            (i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

            (ii)   No Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right, Dividend Equivalent award, Stock Payment award, or Restricted Stock Unit award, or any interest or right therein, shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

            (iii)  During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

          (b)   Notwithstanding Section 12.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 12.1(b), "Permitted Transferee" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

        12.2.    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 12.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, or the maximum number of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards, or Stock Payment awards, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

          (a)   The expiration of ten (10) years from the date the Plan is adopted by the Board; or

          (b)   The expiration of ten (10) years from the date the Plan is approved by the Company's stockholders under Section 12.4.

        12.3.    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

            (i)    The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and the maximum number and kind of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards or Stock Payment awards, and adjustments of the Award Limit);

            (ii)   The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

            (iii)  The grant or exercise price with respect to any Award.

          (b)   Subject to Sections 12.3(c) and 12.3(e), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

            (ii)   To provide that the Award cannot vest, be exercised or become payable after such event;

            (iii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

            (iv)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (v)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of

    (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

            (vi)  To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

          (c)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall remain outstanding, or shall be assumed or an equivalent award substituted by the successor corporation, or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or a parent or subsidiary of the successor corporation, with respect to the Change in Control transaction refuses to assume or substitute for the Award, the Holder shall have the right to exercise the Award as to all of the shares subject thereto, including shares as to which such Award otherwise would not be exercisable, and the Holder shall have the right to vest in, and received a distribution of, such Award, with respect to all of the shares subject thereto. If an Award becomes exercisable in lieu of assumption or substitution by the successor corporation, or a parent or subsidiary corporation, with respect to a Change in Control transaction, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of not less than fifteen (15) days from the date of such notice prior to the Change in Control transaction, and the Award shall terminate upon the expiration of such period. For purposes of this Section 12.3(c), the Award shall be assumed, or an equivalent award shall be substituted for such Award, if, following the Change in Control transaction, the Award or substituted award confers on the Holder the right to purchase or receive, for each share subject to the Award immediately prior to the Change in Control transaction, the consideration (whether in stock, cash, or other securities or property, or a combination thereof) received or to be received for each share of Common Stock in the Change in Control transaction on the effective date of the Change in Control transaction (and if holders of shares of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that, if such consideration received in the Change in Control transaction was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation or its parent, provide for the consideration to be received upon the exercise, vesting or distribution of the assumed Award or substituted award, for each share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Change in Control transaction.

          (d)   Subject to Sections 12.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award or Award Agreement as it may deem equitable and in the best interests of the Company.

          (e)   With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

          (f)    Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (g)   The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (h)   No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

        12.4.    Approval of Plan by Stockholders.    The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Plan, as amended and restated to include the Performance Criteria.

        12.5.    Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the grant, issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

        12.6.    Prohibition on Repricing.    Subject to Section 12.3, the Administrator shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company.

        12.7.    Forfeiture Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards and the Award Agreements under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for "cause" (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

        12.8.    Effect of Plan upon Options and Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        12.9.    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        12.10.    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        12.11.    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

* * *

I hereby certify that the foregoing amendment and restatement of the Plan was duly adopted by the Board of Directors of Watson Pharmaceuticals, Inc. on                        , 2005.

        Executed on this            day of                        , 2005.

                      Secretary

* * *

        I hereby certify that the foregoing amendment and restatement of the Plan was approved by the stockholders of Watson Pharmaceuticals, Inc. on                        , 2005.

        Executed on this            day of                        , 2005.

                      Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
WATSON PHARMACEUTICALS, INC.
May 13, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V  Please detach along perforated line and mail in the envelope provided.  V

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

A VOTE "FOR ALL NOMINEES" IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1.
Election of the following nominees as Directors:

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
☐	Michael J. Fedida
☐	Albert F. Hummel
☐	Catherine M. Klema

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

        To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder	Date:

A VOTE "FOR" PROPOSAL 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.
		FOR	AGAINST	ABSTAIN
2.	Approval of the Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.	☐	☐	☐

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as independent auditor for the 2005 fiscal year.	☐	☐	☐

THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY'S DIRECTORS RECOMMEND A VOTE FOR ALL THREE PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, WILL BE VOTED FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2001 INCENTIVE AWARD PLAN OF WATSON PHARMACEUTICALS, INC., AND WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR. IN ADDITION, THE PROXIES MAY VOTE AT THEIR DISCRETION ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.

Signature of Stockholder	Date:

        Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS
686 Anton Boulevard
Costa Mesa, California
May 13, 2005
9:00 a.m. P.D.T.

You May Vote By
The Internet, by Telephone or by Mail
(see instructions on reverse side)

YOUR VOTE IS IMPORTANT
CALL TOLL-FREE
IT'S FAST AND CONVENIENT
1-800-PROXIES

Electronic Distribution

If you would like to receive future WATSON PHARMACEUTICALS, INC. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

WATSON PHARMACEUTICALS, INC.
311 BONNIE CIRCLE
CORONA, CALIFORNIA 92880

PROXY—SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS—MAY 13, 2005

        The undersigned hereby appoints Allen Chao, Ph.D. and David A. Buchen, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 13, 2005, and any adjournments or postponements thereof, with respect to the following as designated on the reverse side.

        A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
WATSON PHARMACEUTICALS, INC.
May 13, 2005

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
—OR—
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
—OR—
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD. THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 6:00 A.M. P.D.T. ON MAY 13, 2005.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

A VOTE "FOR ALL NOMINEES" IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1.
Election of the following nominees as Directors:

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
☐	Michael J. Fedida
☐	Albert F. Hummel
☐	Catherine M. Klema

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:•

        To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder	Date:

A VOTE "FOR" PROPOSAL 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.
		FOR	AGAINST	ABSTAIN
2.	Approval of the Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.	☐	☐	☐

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as independent auditor for the 2005 fiscal year.	☐	☐	☐

THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY'S DIRECTORS RECOMMEND A VOTE FOR ALL THREE PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, WILL BE VOTED FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2001 INCENTIVE AWARD PLAN OF WATSON PHARMACEUTICALS, INC., AND WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR. IN ADDITION, THE PROXIES MAY VOTE AT THEIR DISCRETION ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.

Signature of Stockholder	Date:

        Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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2005 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROPOSAL NO. 1—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Option Grants During 2004(1)
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Equity Compensation Plan Information As of December 31, 2004
PROPOSAL NO. 2—AMENDMENT AND RESTATEMENT OF THE 2001 INCENTIVE AWARD PLAN
Summary of the Amended and Restated Plan
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
AUDIT FEES
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDERS' PROPOSALS FOR THE 2006 ANNUAL MEETING
OTHER BUSINESS
  APPENDIX "A"
WATSON PHARMACEUTICALS, INC. DIRECTOR INDEPENDENCE STANDARDS
  APPENDIX "B"